                                                                 Exhibit 10.16



                             EMPLOYMENT AGREEMENT
                             --------------------

        THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into this 13th day of September, 1985, by and between BOZELL & JACOBS, INC., a Delaware corporation ("B&J"), and DAVID A. BELL, sometimes hereinafter designated as "Employee."

                                 WITNESSETH:

        WHEREAS, Employee is an officer, director and shareholder of B&J; and

        WHEREAS, concurrently with the execution of this Agreement, an Agreement of Merger is being entered into by and between Lorimar Acquisition Corp., a Delaware corporation ("Acquisitionn Corp."), BJKE Holdings, Inc., a Delaware corporation ("Holdings"), Lorimar, Inc., a Delaware corporation ("Lorimar"), Employee and other shareholders of B&J, pursuant to which and on the Effective Time (as defined in such Agreement of Merger), Acquisition Corp. will be merged with and into B&J with B&J surviving as a wholly-owned subsidiary of Holdings and Holdings continuing to be a wholly-owned subsidiary of Lorimar; and

        WHEREAS, immediately following the Effective Time of such merger, Kenyon & Eckhardt, Incorporated ("K&E") will either (i) be merged with B&J, or
(ii) become a wholly-owned subsidiary of B&J, and immediately thereafter, B&J will change its name to Bozell, Jacobs, Kenyon & Eckhardt, Inc. (the term "the Company" shall be hereinafter be used to refer to B&J as it shall exist after the Effective Time); and

        WHEREAS, Employee and B&J desire by this Agreement to ensure that the Company will have the benefit of the expertise, knowledge and services of Employee;

        NOW, THEREFORE, it is agreed as follows:

        1.    EFFECTIVE DATE
              --------------

              This Agreement shall become effective only if the merger of Acquisition Corp. with and into B&J is consummated and shall be effective from the date of the consummation of such merger. Such date shall hereinafter be referred to as the Effective Date.

        2.    TERM OF AGREEMENT; POSITION
              ---------------------------

              The Company hereby employs Employee as Chairman of the Company's Atlantic Division for a five (5) year term beginning on the Effective Date and Employee hereby accepts such employment. Employee, subject and reporting only to the Chief Executive Officer of the Company, shall devote his full time, attention, and energies, during regular business hours, to the business and affairs and to promote the interests and welfare of the Company and its subsidiaries. Employee shall perform, to the best of his abilities, as Chairman of the Company's Atlantic Division, such executive duties with managerial responsibility as may, from time to time, be specified by the Chief Executive Officer of the Company consistent with his status as Chairman of the Company's Atlantic Division. The parties acknowledge that Employee being Chairman of the Atlantic Division is a material term of this Agreement. Lorimar agrees to cause Employee to be elected to the Board of Directors of the Company.

              Employee shall not, during the term hereof, be interested directly or indirectly, in any manner, as a partner, officer, director, stockholder, advisor, employee or in any other capacity, in any other business similar to any of the businesses of Lorimar or any of its subsidiaries or affiliates; provided, however, that this clause shall not prevent or limit the right of Employee to own up to five percent (5%) of the issued and outstanding securities of any publicly-owned company whose securities are regularly traded on any securities exchange or in the over-the-counter market. Employee shall not be required to perform his duties under this Agreement other than in New York, New York, except for normal business travel consistant with his duties as the Chairman of the Atlantic Division.

        3.    COMPENSATION
              ------------

              3.1  Base Compensation
                   -----------------

                   The Company shall compensate Employee for the services to be rendered by Employee hereunder, including all services to be rendered as a director and executive officer of the Company, at the rate of $415,200 per annum, payable not less frequently than monthly in accordance with the regular executive salary procedures from time to time adopted by the Company. The Company shall deduct from all compensation paid to Employee hereunder such sums, including but without limitation, social security, income tax withholding, and unemployment insurance, as the Company is by law obligated to deduct.

                   On January 1, 1987 and on each anniversary thereof during the term of this Agreement (the "Adjustment Date"), Employee's base compensation shall be adjusted upward based upon the Consumer Price Index for All Urban Consumer/United States City Average, as published by the Bureau of Labor Statistics of the United States Department of Labor
(the "CPI"). Employee's base compensation for the twelve (12) months beginning on each Adjustment Date shall be equal to the greater of (a) $415,200 or (b) $415,200 multiplied by a fraction, the numerator of which shall be the CPI published most recently prior to the Adjustment
Date and the denominator
of which shall be the CPI published most recently prior to the Effective Date of this Agreement.

              3.2  Incentive Bonus.
                   ---------------

                   Employee shall be entitled to participate in the Incentive Bonus Plan attached hereto as Exhibit A. Amounts payable pursuant to the Incentive Bonus Plan, if any, shall be paid on or before 120 days after the end of each bonus plan year.

              3.3  B&J Wealth Accumulation Plan and Fringe Benefits.
                   ------------------------------------------------

                   The Company agrees to maintain for Employee during the term of this Agreement the B&J Wealth Accumulation Plan at not less than the current benefit levels enjoyed by Employee. The Company agrees that Employee's fringe benefits taken as a whole, will not be less than he received as an employee of B&J.

              3.4  Lorimar Incentive Stock Option Plan.
                   -----------------------------------

                   Employee shall, during his employment hereunder, be eligible to participate in Lorimar's 1981 Incentive Stock Option Plan and shall be granted each year that number of Incentive Stock Option that the Lorimar Compensation Committee believes is appropriate considering Employee's position and performance.

              3.5  Expenses.
                   --------

                   Employee shall be reimbursed for the reasonable and actual out-of-pocket expenses incurred by him in the performance of his duties and responsiblities hereunder, provided Employee shall first furnish to the Company proper vouchers and expense accounts in accordance with Company policy.

        4.    LIFE INSURANCE
              --------------

              The Company may, in its sole discretion, at any time during the term of this Agreement, apply for and procure as owner and for its own benefit insurance on the life of Employee, in such amounts and in such form or forms as the Company may choose. Employee shall have no interest whatsoever in any such policy or policies, but he shall, at the request of the Company, submit to such medical examinations, supply such information, and execute such documents as may be required by the insurance company or companies to whom the Company has applied for such insurance. Upon the termination of Employee's employment by the Company, if the Company owns any whole-life life insurance on the Employee's life, the Employee shall have the option to acquire such life insurance from the Company at a price equal to its cash surrender value at the date of the termination of the Employee's employment, and if the Company owns any term life insurance on the Employee's life, the

Employee shall have the option to acquire such life insurance from the Company at a price equal to the pre-paid premium at the date of the termination of the Employee's employment. However, Employee shall have no right to acquire any insurance covering his life maintained in conection with the B&J Wealth Accumulation Plan.

        5.    DISABILITY
              ----------

              If, on account of any physical or mental disability, Employee shall fail or be unable to perform under this Agreement for a continuous period of one hundred twenty (120) days or an aggregate period of one hundred eighty (180) days during any consecutive twelve (12) month period, then the Company may, at its option, terminate this Agreement upon thirty (30) days written notice. In such event, Employee shall be entitled to receive the base compensation payable to him pursuant to Paragraph 3.1 hereof through the end of the month in which such termination is made effective, and the incentive bonus payable to him pursuant to Paragraph 3.2 hereof pro-rated through the end of the month in which such termination is effective. The option to terminate provided in this Paragraph 5 is separate, distinct and additional to any right on the part of the Company to terminate this Agreement pursuant to Paragraph 10 hereof.

              If there should be a dispute between the parties hereto as to the Employee's physical or mental disability for purposes of this Agreement, the question shall be settled by the opinion of an impartial reputable physician or psychiatrist agreed upon for the purpose by the parties or their representatives, or if the parties cannot agree within thirty (30) days after a request for designationn of such party, then each party shall designate a physician or psychiatrist and the two of them shall designate a third such medical professional and the opinion of a majority of the three (3) of them shall settle the question. The certification of such physician or psychiatrist or the majority of the three (3) of them, as the case may be, as to the question in dispute shall be final and binding upon the parties hereto.

        6.    DEATH
              -----

              This Agreement will terminate in the event that Employee should die during the term hereof. In such event, Employee's personal representative shall be entitled to receive, in addition to all other accrued but unpaid benefits, the base compensation payable to Employee pursuant to Paragraph 3.1 hereof through the end of the second month after the month during which his death occurs and the incentive compensation payable pursuant to Paragraph 3.2 hereof pro-rated through the end of the second month after the month in which his death occurs.

        7.    VACATION
              --------

              Employee shall be entitled to four (4) weeks' vacation in any twelve (12) month period or to such greater vacation time that the Company's Board of Directors determines to be the Company's vacation policy with respect to its executive offficers.

        8.    SOLICITATION OF THE COMPANY EMPLOYEES
              -------------------------------------

              Employee agrees that from the date hereof until three (3) years after the termination of his employment with the Company, he will not, directly or indirectly, solicit or otherwise initiate any inducement of any persons who are employees of the Company to terminate their employment with the Company.

        9.    REMEDY FOR BREACH
              -----------------

              Employee hereby represents that the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character, the loss of which can not be reasonably or adequately compensated for in damages. Accordingly, Employee agrees that, in the event of any breach of the terms and conditions of this Agreement to be performed by him, or in the event Employee shall, without the written consent of the Company, leave its employment (except if Employee leaves the employ of the Company after the Company or Lorimar has materially breached this Agreement) and thereafter perform services during the five (5) year period commencing on the date hereof for any person, firm, or corporation engaged in competition with the Company, then the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by Employee, or to enjoin Employee from performing services for any such other person, firm, or corporation, during the term of this Agreement.

        10.   TERMINATION FOR CAUSE
              ---------------------

              (a) The Company shall have the right at any time, by written notice to Employee, to terminate this Agreement forthwith and to discharge Employee for cause if one of the following events shall occur during the employment term:

                   (i) Employee's conviction in a court of law of any crime or offense involving misuse or misappropriation of money or other property of the Company, or

                   (ii) Employee's continued, willful failure or refusal to perform specific written directives of the Board of Directors or the Chief Executive Officer of the

    Company which directives involve material aspects of the Employee's duties and responsibilities and which are consistent with the scope and nature of Employee's duties and responsibilities as set forth in Paragraph 2 hereof; and

                   (iii) Any flagrant act of dishonesty or disloyalty by Employee or any act involving gross moral turpitude of the Employee which adversely affects the business of Corporation.

        11.   SUCCESSORS AND ASSIGNS
              ----------------------

              The provisions of this Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, including, without limitation, any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated, merged or reorganized.

              The parties hereto agree that Employee's services are personal and that this Agreement is executed with respect thereto. Accordingly, Employee may not assign this Agreement nor any of his rights, duties or obligations created hereunder.

        12.   NOTICES
              -------

              All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given and received forty-eight (48) hours after deposit thereof for mailing at any general or branch United States Post Office enclosed in a registered or certified postpaid envelope and addressed as follows:

        To Employee:                  David A. Bell
                                      ____________________________
                                      ____________________________

        With copy to:                 Hall, Dickler, Lawler Kent & Friedman
                                      460 Park Avenue
                                      New York, New York  10022
                                      Attn:  William J. Marlow, Esq.

        To the Company:               Bozell, Jacobs, Kenyon & Eckhardt
                                      10250 Regency Circle
                                      Omaha, Nebraska  68114
                                      Attn:  Joseph Caggiano,
                                             Vice-Chairman of the Board

        To Lorimar:                   Lorimar
                                      3970 Overland Avenue
                                      Culver City, California  80230
                                      Attn:  Chairman of the Board - President

        With copy to:                 Buchalter, Nemer, Fields, Chrystie
                                        & Younger
                                      700 South Flower Street
                                      Los Angeles, CA  90017
                                      Attn:  Cary D. Cooper, Esq.

The parties hereto may designate a different place at which notice shall be given provided, however, that any such notice of change of address shall be effective only upon receipt.

        13.   ENTIRE UNDERSTANDING
              --------------------

              This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter thereof and no other representations, warranties or agreements whatsoever have been made to Employee not herein contained. This Agreement shall not be modified, amended or terminated except by another instrument in writing executed by the parties hereto.

        14.   SEVERABILITY
              ------------

              In case one or more of the provisions contained in this Agreement or any portion of any such provision shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceablility shall not affect any other provision of this Agreement or any portion of any such provision, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or portion thereof had never been contained herein. The failure by the Company or Lorimar, as the case may be, at any time, to require performance by Employee of any of the provisions hereof, shall not be deemed a waiver of any kind nor in any affect the respective rights of the Company or Lorimar, as the case may be, to thereafter enforce the same.

        15.   GOVERNING LAW
              -------------

              This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflict of law principles.

        IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first above written.


BOZELL & JACOBS, INC.,                "EMPLOYEE"
a Delaware corporation

                                       /s/ David A. Bell
By /s/ Charles D. Peebler              ------------------------------
   --------------------------          DAVID A. BELL
   Charles D. Peebler
   Chief Executive Officer

Lorimar agrees to be bound by those provisions of Paragraph 2 and 3.4 which apply to Lorimar.

LORIMAR, INC., a Delaware
corporation


By /s/
   --------------------------
   Title  Chairman
          -------------------

                             INCENTIVE BONUS PLAN
                             --------------------


        This Incentive Bonus Plan (this "Plan") is adopted by BOZELL & JACOBS, INC., a Delaware corporation (the "Company"), to be effective at the effective time of the merger of Lorimar Acquisition Corp. with and into the Company (the "Effective Time"), with respect to Messrs. J. LIENER TEMERLIN, CHARLES D. PEEBLER, DAVID A. BELL, AND RONALD DeLUCA, each of whom is or will be at the Effective Time an executive officer of the Company and all of whom are collectively referred to herein as the "Participants."

        1. This Plan shall apply to each of the five calendar years commencing January 1, 1986. As to any amounts payable pursuant to this Plan, Mr. Peebler shall be entitled to 32%, Mr. Temerlin to 32%, Mr. Bell to 16% and Mr. DeLuca to 20%.

        2. The Participants shall be entitled to receive incentive bonus payments hereunder determined as follows:

              A. The Participants and the Company agree that the target operating profit pre-profit sharing and pre-tax ("TOP") for Year One will be $11,000,000; for Year Two, the TOP will be $13,750,000; for Year Three, the TOP will be $19,530,000; for Year Four, the TOP will be $24,410,000; and for Year Five, the TOP will be $30,520,000.

              B. In each year, the TOP will be adjusted by deducting therefrom a Profit Sharing Allowance ("PSA"). The PSA for Year One will be $3,000,000; the PSA for Year Two will be

$3,500,000; the PSA for Year Three will be $4,000,000; the PSA for Year Four will be $4,500,000; and the PSA for Year Five will be $5,000,000. The TOP less the PSAA in each year will be the target net pre-tax profit of the Company ("TNPP").

              C. After each of such calendar Years, the actual domestic net pre-tax profit of the Company ("ANPP") will be adjusted by (a) the difference (plus or minus) of the actual charge for the contribution to the Company's Internal Revenue Service qualified Employees Profit Sharing Plan ("Profit Sharing Plan") and the PSA adjustment made for each of such Years as stated above (for example, since the PSA for Year Three is $4,000,000, if the actual charge for the contribution to the Profit Sharing Plan is $5,000,000, ANPP would be adjusted by adding $1,000,000 to ANPP, and conversely, if the actual charge for the contribution to the Profit Sharing Plan is $3,000,000, ANPP would be adjusted by subtracting $1,000,000 from ANPP); (b) adding to the domestic net pre-tax profit the Company's profit from foreign operations after deduction of foreign taxes attributable to such profit; (c) eliminating any charges relating to (i) the issuance of Lorimar common stock to Messrs. Peebler and Temerlin, and (ii) the assumption by the Company of or payment by the Company of $750,000 of Mr. Peebler's principal residence mortgage obligations, all as provided in the respective employment agreements of Messrs. Peebler and Temerlin; (d) with respect to the calendar year during which the Company surrenders its leasehold interest at One Dag Hammarskjold Plaza, New York, New York (the "Leasehold Interest"), adding the net amount of the leasehold improvements carried on the Company's books which were written off in connection with the Company's surrender of its Leasehold Interest, and subtracting any consideration paid or to be paid to the Company by its Lessor in connection with the surrender of the Leasehold Interest; and (e) eliminating any intercompany charges from Lorimar, Inc. ("Lorimar") or its affiliates, except for charges for services actually rendered to the Company by Lorimar or its affiliates and for interest computed in accordance with Paragraph 3 below.

              D. The Adjusted ANPP for each of such Calendar Years will be inserted in Row 1 of the attached calculation form, and the incentive bonus payment payable for each of such Years, if any, will be determined by completing the form. If the Cumulative Earned Bonus (item 8 on the attached form) is equal to or greater than $5,000,000 at the end of any IBP Year, this Plan shall terminate effective at the end of such IBP Year; however, the Participants shall be paid as though the Plan continued through the end of 1990 and as if the Adjusted ANPP for IBP Years after the Plan is terminated is equal to such year's TNPP.

        3. For the purpose of computing ANPP, except with respect to interest-free loans from Lorimar to the Company or from the Company to Lorimar in accordance with Paragraph 4 below, the Company will (i) accrue interest expense with respect to its indebtedness to Lorimar, if any, at a rate equal to the rate in effect from time to time between Lorimar and its principal bank, and (ii) accrue interest income with respect to the indebtedness of Lorimar to the Company, if any, at a rate equal to the 90-day Treasury Bill rate ("T-Bill Rate") plus 1/2% as such T-Bill Rate exists from time to time. Effective June 30, 1986, and for each year thereafter, the Company will declare and pay a dividend to its shareholder equal to its pre-tax earnings for the fiscal year ended on such date; provided, however, that dividends may be declared and paid sooner if funds are available, as determined by the Board of Directors. (The dividend with respect to June 30, 1986, will be equal to the company's pre-tax earnings from the Effective Time to June 30, 1986.)

        4. Effective July 1, 1986, 1987, 1988 and 1989, Lorimar will advance to the Company or the Company will advance to Lorimar on an interest-free basis an amount determined by multiplying the average previous twelve months monthly capitalized income ("capitalized income" is determined by multiplying 6.67 times the Company's commissions and fees) by .21 and subtracting 17,400,000 from the product thereof. The difference thereof shall be referred to as the "Advance". (The capitalized income for the twelve months ended June 30, 1986 will be determined as though the merger of K&E and B&J occurred on July 1, 1985.) If the 1986 Advance is a positive number, Lorimar will loan such amount to the Company, and if the 1986 Advance is a negative number, the Company will loan such amount to Lorimar. For example, if the average monthly capitalized income for the Company during the twelve months ended June 30, 1986 was $95,000,000, then Lorimar would loan to the Company effective July 1, 1986, on an interest-free basis the sum of $2,550,000, computed as follows:
95,000,000 x .21 = $19,950,000 - 17,400,000 = $2,550,000.  By way of further example, if the average monthly capitalized income for the twelve months ended June 30, 1986 was $75,000,000, then the Company would loan to Lorimar, effective July 1, 1986, on an interest-free basis the sume of $1,650,000, computed as follows: 75,000,000 x .21 = $15,750,000 - 17,400,000 =
(1,650,000).

        The 1987, 1988 and 1989 Advance will be computed in the same manner, except there wil be subtracted from the 1987, 1988 and 1989 Advances the sum of the previous Advances. For example, if the average twelve month capitalized income for the twelve months ending June 30, 1986 was $95,000,000, for the twelve months ending June 30, 1987 was $105,000,000, for the twelve months ending June 30, 1988 was $80,000,000, and for the twelve months ending June 30, 1989 was $100,000,000, the 1986, 1987, 1988, and 1989 July 1 advances would be as follows:

1986
----
        95,000,000 x .21 = 19,950,000 - 17,400,000 = $2,550,000;
              therefore, Lorimar advances to the Company $2,550,000.

1987
----
        105,000,000 x .21 = 22,050,000 - 17,400,000 = $4,650,000 - 2,550,000 =
              $2,100,000; therefore, Lorimar advances to the Company
              $2,100,000.

1988
----
        80,000,000 x .21 = 16,800,000 - 17,400,000 = (600,000) - 4,650,000 =
              $(5,250,000); therefore, the Company advances to Lorimar
              $5,250,000.

1989
----
        100,000,000 x .21 = 21,000,000 - 17,400,000 = 3,600,000 - (600,000) =
              $4,200,000; therefore, Lorimar advances to the Company
              $4,200,000.


        5. Adjusted ANPP, TNPP and capitalized income for each IBP Plan Year will be determined by the public accounting firm then retained by the Company as soon as practical following the close of each IBP Year, and such determinations shall be binding upon the Company and the Participants.

                               (000's omitted)


-----------------------------------------------------------------------------------
          IBP YEAR                      1         2         3         4         5
-----------------------------------------------------------------------------------
1   This Year's Adjusted ANPP
-----------------------------------------------------------------------------------
2   Cumulative Adjusted ANPP
    (1 Accumulated, including
    this year)
-----------------------------------------------------------------------------------
3   This Year's TNPP                  8,000    10,250    15,530    19,910     2,552
-----------------------------------------------------------------------------------
4   Cumulative TNPP
    (3 Accumulated, including
    this year)
-----------------------------------------------------------------------------------
5   Cumulative Surplus or
    Deficit (2 less 4)
-----------------------------------------------------------------------------------
6   Theoretical Cumulative
    Bonus (50% of 5 if positive;
    zero, if 5 is negative)
-----------------------------------------------------------------------------------
7   Cumulative Maximum Cap            1,500     3,000     4,500     5,000     5,000
-----------------------------------------------------------------------------------
8   Cumulative Earned Bonus
    (Lesser of 6 or 7)
-----------------------------------------------------------------------------------
9   Cumulative Interest Earned
    (14 Accumulated, excluding
    this year)
-----------------------------------------------------------------------------------
10  Cumulative Paid Bonus (15
    Accumulated, excluding this
    year)
-----------------------------------------------------------------------------------
11  Cumulative Owing
    (8 + 9 - 10)
-----------------------------------------------------------------------------------
12  Deferred (50% of 11 if
    positive; however, zero in
    year 4 if 8 is $5,000,000
    and zero in Year 5)
-----------------------------------------------------------------------------------
13  Current Owing
    (11 - 12)
-----------------------------------------------------------------------------------
14  Interest at 10% on Last
    Year Deferral (12)
-----------------------------------------------------------------------------------
15  Total Current Payment
    (13 + 14; not less than
    zero)


        AMENDMENT dated February 8th 1988 (the "Amendment") between BOZELL, JACOBS, KENYON & ECKHARDT, INC. (the "Company") and DAVID BELL (the "Employee") to the Employment Agreement (the "Employment Agreement") dated September 13, 1985 between BOZELL & JACOBS, INC. (to which the Company is successor in interest) and the EMPLOYEE.


                                 WITNESSETH:


        WHEREAS, Bozell Inc. ("Bozell") and Lorimar Telepictures Corporation ("Lorimar") have entered into an agreement (the "Acquisition Agreement") dated September 15, 1987 pursuant to which Bozell has agreed to acquire from Lorimar all of the stock of the Agency; and

        WHEREAS, the closing of the transactions contemplated by the Acquisition Agreement is intended to take place in or about the month of February, 1988; and

        WHEREAS, the Company and the Employee are desirous of amending the Employment Agreement in certain respects, with such amendments to become effective upon the consummation of the transactions contemplated in the Acquisition Agreement;

        NOW, THEREFORE, it is agreed as follows:

        1. Effective Date. This Amendment shall become effective only if the stock of the Agency is acquired by Bozell from Lorimar pursuant to the provisions of the Acquisition Agreement, and all of the terms and conditions of this Amendment shall become effective from and after the date of the consummation of such transaction. Such date is hereinafter referred to as the Effective Date.

        2. Term of Agreement. The term of the Employee's employment is hereby extended through December 31, 1993.

        3. Compensation. Commencing on the Effective Date and continuing thereafter through July 31, 1989, the Base Compensation payable to the Employee as provided in Paragraph 3.1 of the Employment Agreement shall be computed at the annual rate of Four Hundred and Seventy-Five Thousand ($475,000.00) Dollars. Thereafter, and through the remainder of the term as hereby extended, the Base Compensation shall be computed at the annual rate of Six Hundred and Seventy-Five Thousand ($675,000.00) Dollars per annum.

        4. Effectiveness of Employment Agreement. The terms and conditions of the Employment Agreement as specifically amended hereby shall remain in full force and effect throughout the term hereof, as such term has been extended hereby.

        IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.


                                      BOZELL, JACOBS, KENYON & ECKHARDT, INC.

                                      Successor in interest to Bozell &
                                      Jacobs, Inc.



                                      By: /s/ Charles D. Peebler
                                          -----------------------------------
                                      Title: Chief Executive Officer
                                             --------------------------------

ACCEPTED AND AGREED:



/s/ David Bell
-------------------------
DAVID BELL

                               SECOND AMENDMENT

        SECOND AMENDMENT dated May     , 1996 (the "Second Amendment") between
BOZELL, JACOBS, KENYON & ECKHARDT, INC. (the "company") and DAVID A. BELL (the "Executive") to the Employment Agreement dated September 13, 1985, as amended by Agreement date February 8, 1988 (the employment agreement as thus amended being hereinafter the "Employment Agreement").


                                 WITNESSETH:


        WHEREAS, the Company and the Executive have entered into the Employment Agreement, and

        WHEREAS, the parties are desirous of further amending the Employment Agreement in certain respects in the manner hereinafter set forth,

        NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable considerations, receipt of which is hereby acknowledged, the Employment Agreement is hereby amended in the following manner:

        1. Paragraph 2 of the Employment Agreement is hereby amended to extend the Executive's employment through March 31, 1998.

        2. Paragraph 3.1 is hereby deleted in its entirety, and the following paragraph 3.1 is substituted in the place and stead thereof:

             "3.1  Base Compensation.
                   -----------------

                   The Company shall compensate the Executive for the services to be rendered by the Executive hereunder, including all services to be rendered as a director and executive officer of the Company, at the rate of $800,000 per annum, payable not less frequently than monthly in accordance with the regular executive salary procedures from time to time adopted by the Company. The Company shall deduct from all compensation paid to the Executive hereunder such sums, including but without limitation, social security, income tax withholding, and unemployment insurance, as the Company is by law obligated to deduct.

                   On April 1, 1997 and on each anniversary thereof during the term of this Agreement (the "Adjustment Date"), the Executive's base compensation shall be adjusted upward based upon the Consumer Price Index for All Urban Consumer/United States City Average, as published by the Bureau of Labor Statistics of the United States Department of Labor (the "CPI"). The Executive's base compensation for the twelve
        (12) months beginning on each Adjustment Date shall be equal to the greater of (a) $800,000 or (b) $800,000 multiplied by a fraction, the numerator of which shall be the CPI published most recently prior to the Adjustment Date and the denominator of which shall be the CPI published most recently prior to April 1, 1996. In no event, however, shall the Base Compensation for any such twelve (12) month period exceed one hundred and six percent (106%) of the Base Compensation payable in the previous twelve (120) month period."

        3. The terms and conditions of this Second Amendment shall become effective as of April 1, 1996.

        4. A Second Amendment to the Employment Agreement dated June, 1992, effective as of April 1, 1992, is for all intents and purposes null and void as and after April 1, 1996.

        5. All of the terms and conditions of the Employment Agreement as amended by this Second Amendment shall remain in full force and effect throughout the term hereof, as such term has been extended hereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                      BOZELL, JACOBS, KENYON & ECKHARDT, INC.



                                      By /s/ Valentine J. Zammit
                                         ------------------------------------
                                             Valentine J. Zammit

ACCEPTED AND AGREED:



/s/ David Bell
-------------------------
DAVID BELL

                               SECOND AMENDMENT






        SECOND AMENDMENT dated June     , 1992 (the "Second Amendment")
between BOZELL, JACOBS, KENYON & ECKHARDT, INC. (the "Company") and DAVID A. BELL (the "Executive") to the Employment Agreement dated September 13, 1985, as amended by Agreement date February 8, 1988 (the employment agreement as thus amended being hereinafter the "Employment Agreement").


                                 WITNESSETH:


        WHEREAS, the Company and the Executive have entered into the Employment Agreement, and


        WHEREAS, the parties are desirous of further amending the Employment Agreement in certain respects in the manner hereinafter set forth,


        NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable considerations, receipt of which is hereby acknowledged, the Employment Agreement is hereby amended in the following manner:

        1. Paragraph 2 of the Employment Agreement is hereby amended to extend the Executive's employment through March 31, 1998.


        2. Paragraph 3.1 is hereby deleted in its entirety, and the following paragraph 3.1 is substituted in the place and stead thereof:


             "3.1  Base Compensation.
                   -----------------


                   The Company shall compensate the Executive for the services to be rendered by the Executive hereunder, including all services to be rendered as a director and executive officer of the Company, at the rate of $675,000 per annum, payable not less frequently than monthly in accordance with the regular executive salary procedures from time to time adopted by the Company. The Company shall deduct from all compensation paid to the Executive hereunder such sums, including but without limitation, social security, income tax withholding, and unemployment insurance, as the Company is by law obligated to deduct.

                   On April 1, 1993 and on each anniversary thereof during the term of this Agreement (the "Adjustment Date"), the Executive's base compensation shall be adjusted upward based upon the Consumer Price Index for All Urban Consumer/United States City Average, as published by the Bureau of Labor Statistics of the United States Department of Labor (the "CPI"). The Executive's base compensation for the twelve
        (12) months beginning on each Adjustment Date shall be equal to the greater of (a) $675,000 or (b) $675,000 multiplied by a fraction, the numerator of which shall be the CPI published most recently prior to the Adjustment Date and the denominator of which shall be the CPI published most recently prior to April 1, 1992. In no event, however, shall the Base Compensation for any such twelve (12) month period exceed one hundred and six percent (106%) of the Base Compensation payable in the previous twelve (12) month period."


        3. The terms and conditions of this Second Amendment shall become effective as of April 1, 1992.

        4. All of the terms and conditions of the Employment Agreement as amended hereby shall remain in full force and effect throughout the term hereof, as such term has been extended hereby.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



                                      BOZELL, JACOBS, KENYON
                                        & ECKHARDT, INC.



                                      By: /s/ Valentine J. Zammit
                                          --------------------------
                                              Valentine J. Zammit

ACCEPTED AND AGREED:



/s/ David Bell
-------------------------
DAVID BELL

                               THIRD AMENDMENT

        THIRD AMENDMENT dated July 30, 1997 (the "Third Amendment") between BOZELL, JACOBS, KENYON & ECKHARDT, INC. (the"Company") and DAVID BELL (the "Executive") to the Employment Agreement dated September 13, 1985, as amended by the Agreement dated February 8, 1988, by the Second Amendment dated June 1992 and by the Second Amendment dated May 1996 (the employment agreement as thus amended being hereinafter the "Employment Agreement").


                                 WITNESSETH:


        WHEREAS, the Company and the Executive have entered into the Employment Agreement; and

        WHEREAS, the Company, Cherokee Acquisition Corporation and True North Communications Inc. ("True North") have entered into an Agreement and Plan of Merger, dated as of July 30, 1997 (the "Agreement and Plan of Merger"), pursuant to which the Company will become a wholly-owned subsidiary of True North; and

        WHEREAS, the Company and the Executive desire to amend the Employment Agreement to extend the term of the Employment Agreement for an additional three years from its expiration date, with such amendment to become effective upon the Effective Time (as such term is defined in Section 1.2 of the Agreement and Plan of Merger).

        NOW, THEREFORE, it is agreed that the Employment Agreement is hereby amended in the following manner:

        1. Effective Date. This Third Amendment shall become effective only if Bozell, Jacobs, Kenyon & Eckhardt, Inc. becomes a wholly-owned subsidiary of True North Communications Inc. pursuant to the Agreement and Plan of Merger, dated as of July 30, 1997, among Bozell, Jacobs, Kenyon & Eckhardt, Inc., Cherokee Acquisition Corporation and True North Communications Inc. (the "Agreement and Plan of Merger"), and all of the terms and conditions of this Third Amendment shall become effective from and after the

Effective Time (as such term is defined in Section 1.2 of the Agreement and Plan of Merger).

        2. Term of Agreement. Paragraph 2 of the Employment Agreement is hereby amended to extend the term of the Executive's employment through March 31, 2001.

        3. Effectiveness of Employment Agreement. All of the terms and conditions of the Employment Agreement as amended by this Third Amendment shall remain in full force and effect throughout the term hereof, as such term has been extended hereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment on the day and year first above written.

                                      BOZELL, JACOBS, KENYON
                                        & ECKHARDT, INC.


                                      By: _________________________

                                      Title: ______________________


ACCEPTED AND AGREED:

__________________________
DAVID BELL


                                      2